Exhibit 99.1

Capital One Financial Corporation

Monthly Charge-off and Delinquency Statistics

As of and for each of the months ended January 31, 2005 through June 30, 2008

National Lending Metrics (Managed Basis)

(dollars in thousands)

2008 Metrics

U.S. Card Metrics	June 2008	May 2008	April 2008	March 2008	February 2008	January 2008
Net Principal Charge-Offs	$363,936	$354,325	$342,345	$342,098	$314,455	$345,673
Average Loans Held for Investment	$67,998,816	$67,748,055	$67,540,760	$67,585,454	$68,635,480	$69,407,764
Annualized Net Charge-Off Rate	6.42%	6.28%	6.08%	6.07%	5.50%	5.98%
30 Days + Delinquencies	$2,618,846	$2,590,892	$2,649,401	$2,723,515	$2,871,007	$3,009,706
Period-end Loans Held for Investment	$68,059,998	$67,919,283	$67,874,929	$67,382,004	$68,247,741	$69,080,666
30 Days + Delinquency Rate	3.85%	3.81%	3.90%	4.04%	4.21%	4.36%

Auto Finance Metrics
Net Principal Charge-Offs	$83,821	$76,399	$71,358	$84,482	$80,983	$84,058
Average Loans Held for Investment	$23,636,503	$24,116,305	$24,543,256	$24,816,112	$25,079,501	$25,248,955
Annualized Net Charge-Off Rate	4.26%	3.80%	3.49%	4.09%	3.87%	4.00%
30 Days + Delinquencies	$1,782,101	$1,732,278	$1,680,642	$1,581,508	$1,505,937	$1,866,516
Period-end Loans Held for Investment	$23,401,160	$23,831,058	$24,359,398	$24,633,665	$24,891,932	$25,169,133
30 Days + Delinquency Rate	7.62%	7.27%	6.90%	6.42%	6.05%	7.42%

International Metrics
Net Principal Charge-Offs	$47,959	$58,187	$57,184	$44,830	$51,447	$54,612
Average Loans Held for Investment	$10,731,540	$10,744,512	$10,828,673	$11,216,290	$11,333,331	$11,593,069
Annualized Net Charge-Off Rate	5.36%	6.50%	6.34%	4.80%	5.45%	5.65%
30 Days + Delinquencies	$574,974	$561,204	$562,504	$562,158	$553,098	$533,982
Period-end Loans Held for Investment	$10,740,644	$10,769,717	$10,813,477	$10,987,733	$11,331,090	$11,432,842
30 Days + Delinquency Rate	5.35%	5.21%	5.20%	5.12%	4.88%	4.67%

2007 Metrics

U.S. Card Metrics	December 2007	November 2007	October 2007	September 2007	August 2007	July 2007
Net Principal Charge-Offs	$288,519	$274,904	$256,897	$219,938	$206,697	$213,572
Average Loans Held for Investment	$69,982,501	$67,420,129	$66,770,348	$66,651,519	$66,440,231	$66,330,646
Annualized Net Charge-Off Rate	5.02%	4.89%	4.62%	3.96%	3.73%	3.86%
30 Days + Delinquencies	$2,981,119	$2,847,829	$2,713,147	$2,537,022	$2,375,381	$2,155,213
Period-end Loans Held for Investment	$69,723,169	$67,990,190	$67,107,343	$66,687,232	$66,612,533	$66,245,322
30 Days + Delinquency Rate	4.28%	4.19%	4.04%	3.80%	3.57%	3.25%

Auto Finance Metrics
Net Principal Charge-Offs	$84,902	$83,213	$80,876	$74,856	$74,207	$66,300
Average Loans Held for Investment	$25,207,927	$24,961,944	$24,592,611	$24,449,022	$24,074,862	$23,995,256
Annualized Net Charge-Off Rate	4.04%	4.00%	3.95%	3.67%	3.70%	3.32%
30 Days + Delinquencies	$1,969,338	$1,767,019	$1,785,242	$1,739,530	$1,611,306	$1,556,262
Period-end Loans Held for Investment	$25,128,352	$25,054,610	$24,670,171	$24,335,242	$24,152,302	$24,040,562
30 Days + Delinquency Rate	7.84%	7.05%	7.24%	7.15%	6.67%	6.47%

International Metrics
Net Principal Charge-Offs	$47,410	$58,774	$57,606	$50,789	$48,584	$52,660
Average Loans Held for Investment	$11,685,891	$11,832,306	$11,507,345	$11,250,572	$11,244,780	$10,997,697
Annualized Net Charge-Off Rate	4.87%	5.96%	6.01%	5.42%	5.18%	5.75%
30 Days + Delinquencies	$558,199	$528,002	$543,803	$541,483	$508,429	$519,216
Period-end Loans Held for Investment	$11,656,922	$11,608,789	$11,851,963	$11,533,797	$11,278,883	$11,205,127
30 Days + Delinquency Rate	4.79%	4.55%	4.59%	4.69%	4.51%	4.63%

U.S. Card Metrics	June 2007	May 2007	April 2007	March 2007	February 2007	January 2007
Net Principal Charge-Offs	$165,060	$214,823	$204,062	$209,545	$201,720	$213,993
Average Loans Held for Investment	$66,026,948	$65,493,112	$65,402,895	$66,070,552	$67,441,752	$68,281,554
Annualized Net Charge-Off Rate	3.00%	3.94%	3.74%	3.81%	3.59%	3.76%
30 Days + Delinquencies	$1,981,225	$2,025,345	$1,980,238	$2,001,231	$2,209,094	$2,271,710
Period-end Loans Held for Investment	$66,539,623	$65,854,676	$65,627,136	$65,369,362	$67,118,371	$67,992,494
30 Days + Delinquency Rate	2.98%	3.08%	3.02%	3.06%	3.29%	3.34%

Auto Finance Metrics
Net Principal Charge-Offs	$52,460	$46,053	$41,822	$35,888	$41,603	$57,709
Average Loans Held for Investment	$23,943,464	$23,887,915	$23,863,169	$23,762,821	$23,672,529	$23,553,386
Annualized Net Charge-Off Rate	2.63%	2.31%	2.10%	1.81%	2.11%	2.94%
30 Days + Delinquencies	$1,440,811	$1,405,865	$1,226,344	$1,107,606	$1,129,479	$1,300,560
Period-end Loans Held for Investment	$24,067,760	$23,947,792	$23,910,793	$23,930,547	$23,920,965	$23,840,965
30 Days + Delinquency Rate	5.99%	5.87%	5.13%	4.63%	4.72%	5.46%

International Metrics
Net Principal Charge-Offs	$47,325	$57,238	$43,294	$65,463	$56,327	$50,752
Average Loans Held for Investment	$10,919,338	$11,048,043	$10,978,565	$11,161,625	$11,428,599	$11,671,162
Annualized Net Charge-Off Rate	5.20%	6.22%	4.73%	7.04%	5.91%	5.22%
30 Days + Delinquencies	$529,019	$529,670	$544,655	$528,903	$543,201	$530,903
Period-end Loans Held for Investment	$10,982,656	$11,031,586	$11,178,686	$11,071,623	$11,373,184	$11,586,212
30 Days + Delinquency Rate	4.82%	4.80%	4.87%	4.78%	4.78%	4.58%

2006 Metrics

U.S. Card Metrics	December 2006	November 2006	October 2006	September 2006	August 2006	July 2006
Net Principal Charge-Offs	$216,559	$194,443	$182,626	$186,271	$161,574	$161,071
Average Loans Held for Investment	$67,867,172	$66,269,281	$66,191,871	$66,052,434	$65,253,525	$63,845,699
Annualized Net Charge-Off Rate	3.83%	3.52%	3.31%	3.38%	2.97%	3.03%
30 Days + Delinquencies	$2,270,508	$2,198,424	$2,156,551	$2,046,947	$1,986,688	$1,911,603
Period-end Loans Held for Investment	$68,778,731	$66,933,944	$66,312,840	$66,287,772	$65,971,950	$64,639,034
30 Days + Delinquency Rate	3.30%	3.28%	3.25%	3.09%	3.01%	2.96%

Auto Finance Metrics
Net Principal Charge-Offs	$54,615	$49,481	$49,314	$42,627	$39,515	$39,632
Average Loans Held for Investment	$21,715,708	$21,490,658	$21,288,006	$21,037,454	$20,808,521	$20,598,881
Annualized Net Charge-Off Rate	3.02%	2.76%	2.78%	2.43%	2.28%	2.31%
30 Days + Delinquencies	$1,382,714	$1,215,163	$1,179,438	$1,095,156	$1,088,504	$1,041,930
Period-end Loans Held for Investment	$21,751,827	$21,576,590	$21,352,122	$21,158,797	$20,925,445	$20,636,234
30 Days + Delinquency Rate	6.36%	5.63%	5.52%	5.18%	5.20%	5.05%

International Metrics
Net Principal Charge-Offs	$46,981	$58,496	$54,837	$47,454	$58,340	$54,047
Average Loans Held for Investment	$11,759,084	$11,599,893	$11,445,941	$11,660,764	$11,416,241	$11,321,255
Annualized Net Charge-Off Rate	4.79%	6.05%	5.75%	4.88%	6.13%	5.73%
30 Days + Delinquencies	$534,962	$525,776	$527,732	$520,746	$528,542	$531,078
Period-end Loans Held for Investment	$11,750,840	$11,854,197	$11,633,865	$11,479,484	$11,689,043	$11,441,793
30 Days + Delinquency Rate	4.55%	4.44%	4.54%	4.54%	4.52%	4.64%

U.S. Card Metrics	June 2006	May 2006	April 2006	March 2006	February 2006	January 2006
Net Principal Charge-Offs	$159,360	$153,712	$154,063	$165,479	$112,619	$141,018
Average Loans Held for Investment	$62,874,471	$61,749,657	$61,047,561	$60,531,094	$61,491,788	$61,956,156
Annualized Net Charge-Off Rate	3.04%	2.99%	3.03%	3.28%	2.20%	2.73%
30 Days + Delinquencies	$1,813,614	$1,770,371	$1,766,971	$1,755,547	$1,908,862	$1,939,086
Period-end Loans Held for Investment	$63,377,950	$62,542,998	$61,526,860	$60,571,108	$61,249,418	$61,835,820
30 Days + Delinquency Rate	2.86%	2.83%	2.87%	2.90%	3.12%	3.14%

Auto Finance Metrics
Net Principal Charge-Offs	$32,438	$24,955	$20,378	$28,147	$38,060	$47,895
Average Loans Held for Investment	$20,447,432	$20,188,298	$19,927,142	$19,653,379	$19,407,397	$19,253,593
Annualized Net Charge-Off Rate	1.90%	1.48%	1.23%	1.72%	2.35%	2.99%
30 Days + Delinquencies	$933,795	$931,187	$819,220	$708,246	$730,359	$884,248
Period-end Loans Held for Investment	$20,558,455	$20,311,911	$20,067,229	$19,848,190	$19,495,145	$19,335,426
30 Days + Delinquency Rate	4.54%	4.58%	4.08%	3.57%	3.75%	4.57%

International Metrics
Net Principal Charge-Offs	$58,894	$55,457	$54,635	$51,400	$46,954	$50,815
Average Loans Held for Investment	$11,353,194	$10,926,239	$10,352,683	$10,390,340	$10,723,913	$10,597,348
Annualized Net Charge-Off Rate	6.22%	6.09%	6.33%	5.94%	5.25%	5.75%
30 Days + Delinquencies	$525,707	$536,765	$534,670	$490,893	$508,096	$499,900
Period-end Loans Held for Investment	$11,314,451	$11,320,819	$10,845,874	$10,322,546	$10,534,753	$10,874,416
30 Days + Delinquency Rate	4.65%	4.74%	4.93%	4.76%	4.82%	4.60%

2005 Metrics

U.S. Card Metrics	December 2005	November 2005	October 2005	September 2005	August 2005	July 2005
Net Principal Charge-Offs	$149,806	$159,221	$474,646	$247,272	$186,106	$205,283
Average Loans Held for Investment	$61,007,634	$58,784,290	$58,413,689	$58,656,951	$58,353,037	$57,926,736
Annualized Net Charge-Off Rate	2.95%	3.25%	9.75%	5.06%	3.83%	4.25%
30 Days + Delinquencies	$1,894,579	$1,863,281	$1,856,556	$1,980,173	$1,954,547	$1,916,480
Period-end Loans Held for Investment	$62,186,887	$59,628,324	$58,429,918	$58,623,199	$58,672,963	$57,962,410
30 Days + Delinquency Rate	3.05%	3.12%	3.18%	3.38%	3.33%	3.31%

Auto Finance Metrics
Net Principal Charge-Offs	$46,512	$46,894	$40,049	$34,980	$33,371	$27,694
Average Loans Held for Investment	$16,313,314	$16,107,965	$15,866,491	$15,525,212	$15,130,039	$14,671,714
Annualized Net Charge-Off Rate	3.42%	3.49%	3.03%	2.70%	2.65%	2.27%
30 Days + Delinquencies	$934,167	$883,513	$862,151	$730,747	$718,153	$690,655
Period-end Loans Held for Investment	$16,372,019	$16,239,805	$15,991,139	$15,730,713	$15,358,194	$14,895,654
30 Days + Delinquency Rate	5.71%	5.44%	5.39%	4.65%	4.68%	4.64%

International Metrics
Net Principal Charge-Offs	$49,233	$43,813	$44,492	$44,995	$43,843	$45,283
Average Loans Held for Investment	$10,608,774	$10,652,561	$10,475,505	$10,516,149	$10,301,995	$10,443,825
Annualized Net Charge-Off Rate	5.57%	4.94%	5.10%	5.13%	5.11%	5.20%
30 Days + Delinquencies	$470,022	$461,877	$476,072	$471,457	$468,481	$454,341
Period-end Loans Held for Investment	$10,651,880	$10,590,395	$10,615,342	$10,424,650	$10,609,902	$10,321,518
30 Days + Delinquency Rate	4.41%	4.36%	4.48%	4.52%	4.42%	4.40%

U.S. Card Metrics	June 2005	May 2005	April 2005	March 2005	February 2005	January 2005
Net Principal Charge-Offs	$208,191	$220,805	$232,351	$227,399	$205,496	$210,413
Average Loans Held for Investment	$58,004,462	$57,730,738	$57,796,093	$57,617,898	$58,521,924	$59,042,419
Annualized Net Charge-Off Rate	4.31%	4.59%	4.82%	4.74%	4.21%	4.28%
30 Days + Delinquencies	$1,859,648	$1,828,520	$1,826,922	$1,894,552	$2,055,089	$2,124,033
Period-end Loans Held for Investment	$58,010,865	$57,837,613	$57,866,942	$57,652,468	$58,145,332	$58,872,796
30 Days + Delinquency Rate	3.21%	3.16%	3.16%	3.29%	3.53%	3.61%

Auto Finance Metrics
Net Principal Charge-Offs	$24,108	$19,358	$17,552	$36,011	$28,289	$27,861
Average Loans Held for Investment	$14,310,401	$14,017,584	$13,653,223	$13,188,041	$13,042,790	$10,036,477
Annualized Net Charge-Off Rate	2.02%	1.66%	1.54%	3.28%	2.60%	3.33%
30 Days + Delinquencies	$593,857	$550,293	$494,509	$466,856	$469,924	$505,472
Period-end Loans Held for Investment	$14,520,216	$14,139,028	$13,900,062	$13,292,953	$13,086,240	$10,054,281
30 Days + Delinquency Rate	4.09%	3.89%	3.56%	3.51%	3.59%	5.03%

International Metrics
Net Principal Charge-Offs	$41,191	$41,811	$39,338	$39,086	$34,839	$34,529
Average Loans Held for Investment	$10,445,194	$10,766,164	$10,687,030	$10,646,427	$10,340,137	$10,555,902
Annualized Net Charge-Off Rate	4.73%	4.66%	4.42%	4.41%	4.04%	3.93%
30 Days + Delinquencies	$457,012	$463,519	$471,676	$469,445	$480,631	$442,232
Period-end Loans Held for Investment	$10,430,793	$10,484,687	$10,707,628	$10,658,660	$10,643,634	$10,406,093
30 Days + Delinquency Rate	4.38%	4.42%	4.41%	4.40%	4.52%	4.25%

Reconciliation to GAAP Measures

Our “managed” consolidated financial statements reflect adjustments made related to effects of securitization transactions qualifying as sales under accounting principles generally accepted in the United States (“GAAP”). We generate earnings from our “managed” loan portfolio which includes both the on-balance sheet loans and off-balance sheet loans. Our “managed” income statement takes the components of the servicing and securitizations income generated from the securitized portfolio and distributes the revenue and expense to appropriate income statement line items from which they originated. For this reason, we believe the “managed” consolidated financial statements and related managed metrics to be useful to stakeholders.

Reportable Segments

We manage our business as two distinct operating segments: Local Banking and National Lending. The Local Banking and National Lending segments are considered reportable segments based on quantitative thresholds applied to the managed loan portfolio for reportable segments provided by SFAS No. 131, Disclosures about Segments of an Enterprise and Related Information. As management makes decisions on a managed basis within each segment, information about reportable segments is provided on a managed basis.

Net Charge-Off Rate

Average Loans Outstanding used in the calculation of the Net Charge-Off Rate includes an estimate of the uncollectible portion of finance charge and fee receivables. We recognize earned finance charges and fee income on open ended loans according to the contractual provisions of the credit arrangements. When we do not expect full payment of finance charges and fees, we do not accrue the estimated uncollectible portion as income. The estimated uncollectible portion of finance charges and fees is adjusted quarterly.